BRIDGES INVESTMENT FUND, INC.

8401 West Dodge Road
256 Durham Plaza
Omaha, Nebraska 68114
(402) 397-4700

THIRD QUARTER
SHAREHOLDER REPORT

2004

Investment Results

Bridges Investment Fund, Inc. had a total return of -2.34% during the Third Quarter of 2004, versus a return of -1.88% for the S&P 500. For the first nine months of 2004, the Fund had a total return of -0.59%, versus 1.50% for the S&P 500. For the trailing 12 months as of September 30, 2004, the Fund had a total return of 10.69% versus 13.85% for the SPX. Since the market's bottom on March 11, 2003, Bridges Investment Fund, Inc. has advanced 38.68% versus 34.85% for the S&P 500. The Fund has had average annual total returns of -2.03% and 8.72%, respectively, for the five and ten year periods ended September 30, 2004.

Performance data stated above in the cover letter of this report represents past performance. Past performance does not guarantee future results. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance stated above. Performance data current to the most recent month end may be obtained by calling 866-934-4700.

IMPORTANT NOTICES

Opinions expressed herein are those of Edson L. Bridges III and Edson L. Bridges II and are subject to change. They are not guarantees and should not be considered investment advice.

The S&P 500 Index is a broadly based unmanaged composite of 500 stocks also referenced above which is widely recognized as representative of price changes for the equity market in general. You cannot invest directly in this specific index, however, you may invest in a number of open end investment companies organized and operated by other sponsors for the purpose of experiencing the investment results for the S&P 500. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Portfolio Investments for complete information on holdings in the Fund.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus.

This report must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor (11/04)

Opinions expressed herein are those of Edson L. Bridges III and Edson L. Bridges II and are subject to change. They are not guarantees and should not be considered investment advice.

The S&P 500 Index is a broadly based unmanaged composite of 500 stocks also referenced above which is widely recognized as representative of price changes for the equity market in general. You cannot invest directly in this specific index, however, you may invest in a number of open end investment companies organized and operated by other sponsors for the purpose of experiencing the investment results for the S&P 500. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Portfolio Investments for complete information on holdings in the Fund.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus.

This report must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor (11/04)

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BRIDGES INVESTMENT FUND, INC.
8401 West Dodge Road
Omaha, Nebraska 68114

Telephone    402-397-4700
Facsimile    402-397-8617

Directors

Edson L. Bridges II
Edson L. Bridges III
N. P. Dodge, Jr.
John W. Estabrook
Jon D. Hoffmaster
John J. Koraleski
Gary L. Petersen
John T. Reed
Roy A. Smith
Janice D. Stoney
L.B. Thomas
John K. Wilson

Officers

Edson L. Bridges II	Chairman
Edson L. Bridges III	President and Chief Executive
and Investment Officer
Randall D. Greer	Vice President and
Chief Compliance Officer
Brian M. Kirkpatrick	Vice President
Mary Ann Mason	Secretary
Kathleen J. Stranik	Assistant Secretary
Susan T. Bailey	Assistant Secretary
Starr Frohlich	Assistant Secretary
Nancy K. Dodge	Treasurer
Linda J. Morris	Assistant Treasurer
Jason Hadler	Assistant Treasurer
Trinh Wu	Controller

Independent Auditors

Deloitte & Touche LLP
First National Tower
1601 Dodge Street, Suite 3100
Omaha, Nebraska 68102

Corporate Counsel	Counsel to Independent Directors

Baird, Holm	Koley, Jessen, P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

Special Counsel

Ballard, Spahr, Andrews & Ingersoll, LLP
1225 Seventeenth Street, Suite 2300
Denver, Colorado 80202

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October 25, 2004

Dear Shareholder:

Cover Page

The Cover Page for this Third Quarter, 2004 Shareholder Report carries four new cautionary statements that have been required by representatives of Quasar Distributors, LLC, a registered broker dealer engaged by the Fund to facilitate purchase and redemption of the Fund's shares. Quasar is a subsidiary of U.S. Bancorp of Milwaukee, Wisconsin. This company is an affiliate of U.S. Bancorp Fund Services, LLC, an organization that has been providing custodian of securities and transfer agency services to the Fund commencing in October, 2004. Quasar is a member of the National Association of Securities Dealers (NASD). This relationship, combined with the new appointment of a distributor, causes this Shareholder Report to be classified as sales literature under the rules of the NASD. Consequently, the Important Notices portion of the Cover Page was created for this publication to accommodate compliance with the additional tier of regulation by adding the four cautionary statements to the original one appearing at the bottom of the Cover Page that has been in place since April 24, 1964.

Expanded Capabilities and Core Competencies

The new relationships with U.S. Bancorp Fund Services, LLC were established to strengthen the Fund's ability to reach new investors through user friendly technology and communication channels that are competitive with other sponsors in the mutual fund industry. The appointment of Quasar as our distributor is a major component of that enhanced strategic positioning of the Fund for growth of our shareholder base.

The distribution and transfer agent activities are not core competencies of Bridges Investment Management, Inc. (BIM) and Bridges Investor Services, Inc. in comparison to our new vendors, whose representatives conduct these services on a full time basis. A significant factor in the decision to appoint USBFS and Quasar relates to the opportunity to reassign BIM staff personnel and investment professionals away from Fund administrative tasks and towards a greater focus on security research, investment management, and business development.

Feedback

Shortly after the issuance of the September 1, 2004 letter to you that announced the change in service providers from First National Bank of Omaha and Bridges Investor Services, Inc. to the USBFS companies, there were a few shareholders who contacted the

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Shareholder Letter                                                        2                                        October 25, 2004

Fund's management to express concern that the Fund had been sold and who feared that the Bridges personnel were no longer involved. Our officers who visited with these callers and visitors provided assurance that everyone here is still very involved with the Fund's management. The officers appreciated the fact that concerned persons expressed their feelings, and we are interested in hearing from you about any service quality disruptions or possible uncertainties in your mind that may have arisen due to the recent changeover to USBFS. On the other hand, if you appreciate positive aspects of and results for the new service initiative, the Fund's management would always be glad to receive those words of encouragement.

Ten Largest Holdings

The following table summarizes the 10 largest equity holdings in the Fund as of September 30, 2004.

		09/30/04%		% of	Price.	Price	EPS	EPS			EPS Lt.
No. of		Market	of	Total	% Chg.	% Chg.	5 Yr. Hist.	% Chg.	P/E	P/E	Future
Shares	Company	Value	Equities	Assets	QTD	12 Mos.	Gr. Rate	04 Vs. 03	2004	2005	Gr. Rate
53,500	Capital One	3,953,650	6.8%	5.8%	8.1%	29.6%	30%	22%	12.4	11.0	15%
50,000	First Data	2,175,000	3.8%	3.2%	-2.3%	8.9%	20%	14%	20.2	17.6	15%
45,000	Altria	2,116,800	3.7%	3.1%	-6.0%	7.4%	8%	3%	9.9	9.1	9%
30,000	Best Buy	1,627,200	2.8%	2.4%	6.9%	14.1%	22%	28%	22.2	18.4	15%
14,000	Ebay	1,287,160	2.2%	1.9%	0.0%	71.4%	119%	53%	76.6	57.5	37%
50,000	MBNA	1,260,000	2.2%	1.9%	-2.3%	10.5%	20%	15%	12.3	10.9	13%
30,000	Home Depot	1,176,000	2.0%	1.7%	11.4%	23.1%	17%	18%	17.7	15.6	13%
20,000	Johnson & Johnson	1,126,600	1.9%	1.7%	1.1%	13.8%	16%	14%	18.6	17.1	13%
20,000	Chevron Texaco	1,072,800	1.9%	1.6%	14.0%	50.1%	8%	49%	10.0	13.1	6%
20,000	Harrah's Entertainment	1,059,600	1.8%	1.6%	-2.1%	25.8%	20%	12%	16.3	14.8	12%
		16,854,810	29.1%	24.9%

	Total Equities	57,894,755		85.6%

	Total Assets	67,617,717

The broad equity market continued to move sideways in the third quarter, even as second quarter corporate earnings results were very strong. For the first nine months of the year, the economy and corporate financial performance have been very good, but equity returns have been flattish, suggesting that investors are focused on factors other than corporate profitability. Investors seem to be worried about the effect of higher energy prices on the economy, the threat of inflation, the intractability of the situation in Iraq, the ongoing threat of terrorism, and uncertainty surrounding the upcoming Presidential election.

While these risks are material, the generally sideways performance of equities against the backdrop of solid earnings growth over the past nine months indicates that stocks are reasonably if not attractively valued, especially in view of continued low interest rates. While we expect that the rate of corporate earnings growth will slow on balance over

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Shareholder Letter                                                     3                                     October 25, 2004

the next 12 months, we believe that stocks at current levels offer superior intermediate and longer term returns for investors than bonds.

Our focus remains on owning strong companies with growing franchises and attractive valuations; we expect to continue to increase our weighting of consistent growth companies over time (and reduce allocations to cyclical growth names) as the economy slows into 2005.

Exhibits

Please refer to Exhibit 1 for information about the Fund's portfolio transactions for the Third Quarter of 2004. The Fund's annual historical information with respect to net assets, shares outstanding, net asset value per share, dividends, and capital gains distributions from 1963 through 2003 appears as Exhibit 2. Exhibit 2 also records quarterly information for the September 30, 2004 period compared to the September 30, 2003 results.

Financial Statements

The Fund's unaudited financial statements appear on Pages F-1 through F-13. The Schedule of Portfolio Investments, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets and the Notes to Financial Statements are presented as of September 30, 2004.

Cash Distributions

On October 12, 2004, our Board of Directors declared a $.0575 per share dividend on the units of capital stock that were outstanding on October 12, 2004 -- the record date for the income distribution. This dividend amount will be payable on or about October 25, 2004. This dividend is distributed from net investment income earned during the July - September, 2004 Quarter.

Board Meeting

On October 12, 2004, the Board of Directors of the Fund approved the election of Susan T. Bailey as Assistant Secretary of the Fund. Susan has been an employee of Bridges Investment Counsel, Inc. since February 24, 2003. She is currently Executive
Assistant for Edson L. Bridges II and Randall D. Greer, and she handles administrative matters for the various businesses operated by the Firm, including the Fund. Susan holds a Series 7 securities licenses and a Nebraska insurance license. Her principal occupation has

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Shareholder Letter                                                   4                                    October 25, 2004

been working as a sales assistant for several securities brokerage firms, beginning with Piper Jaffray in September 1992.

The Directors also were presented with a report by the Fund's independent examiner, Roman H. Uhing, regarding the Fund's compliance with the regulations promulgated under the USA Patriot Act. Mr. Uhing stated that, in his opinion, the Fund's policies and procedures cover all the essential requirements of the Act, and the Fund's personnel were in full compliance with the Fund's policies and procedures for the period October 1, 2003 through September 28, 2004.

New 24-Hour Voice Response Telephone Service

The Fund has installed a new service that enables shareholders to obtain information on their Fund account 24 hours a day; seven days a week by calling toll free 1-866-934-4700. By using the phone keypad, a shareholder can obtain the latest daily price of the Fund, the share balance and dollar value of their account(s), and the details of the last dividend paid and last transaction with the Fund. In addition, shareholders can order Fund literature and obtain the Fund's mailing address and wiring instructions. Finally, after year-end, a shareholder can obtain year-end balance and tax information, and order replacement tax forms. If you would rather talk to a person, all you need to do is dial '0' anytime (from 8:00 am to 7:00 pm central time, Mondays through Fridays) during the call and you will be transferred to a Customer Service Representative employed by US Bancorp Fund Services LLC in Milwaukee, Wisconsin.

The Fund's Main Office

The Fund's principal business activities continue to be conducted from our main office at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska. All of the officers and staff persons who have been historically available for services to our shareholders are still accessible to you at this location. We can be reached by phone at 402-397-4700 or 1-800-939-8401. Personal contacts with you are welcomed in person or by phone.

Outlook

The political rhetoric has reached a crescendo in recent months as Election Day approaches. The negative attacks and the media's desire to stir up controversy have, in our opinion, contributed to the decline in consumer confidence and uncertainty among investors. However, based on third quarter earnings reported thus far and our contacts with corporate managements, the Nation's business activity currently appears to be growing nicely. We'll give you just one example that is very telling. Omaha-based Union Pacific Corporation recently reported that third quarter revenues achieved an all-time record. Revenues from transporting industrial products increased 9% over the third quarter of 2003, chemicals increased 8%, intermodal increased 7% and automotive increased 4%. Dick

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Shareholder Letter                                                         5                            October 25, 2004

Davidson, the CEO stated "One fact that stood out clearly this quarter is that Union Pacific, and the entire rail industry, is experiencing unprecedented levels of demand". In fact the railroad had to turn away business during the third quarter because it didn't have enough people, locomotives and railcars to keep up with the demand. We believe that railroad activity is a good barometer for overall economic activity because of the broad array of products transported by rail. Maybe, just maybe, the U.S. economy isn't in as dire straits as the political candidates and the media would have you believe.

We are optimistic that once the election has passed and there isn't the constant drumbeat of negative campaigning, consumers and investors will be able to focus on the fact that the economy is actually in relatively good shape and that corporations are still growing their revenues and earnings at respectable growth rates. Increases in revenues and earnings usually increases a company's intrinsic value, and history has shown that over the long term, increases in intrinsic value have been eventually followed by increases in stock market value.

Sincerely yours,

/s/ Edson L. Bridges III

Edson L. Bridges III

President

/s/ Edson L. Bridges II

Edson L. Bridges II

Chairman

ELBIII:RDG:elc:kjs

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Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

JULY 1, 2004, THROUGH SEPTEMBER 30, 2004

Securities Common Stocks Unless Described Otherwise	Bought or Received $1,000 Par Value (M) Or Shares	Held After Transaction $1,000 Par Value (M) or Shares

Allergan, Inc.	2,000	5,000
Altria Group, Inc.	5,000	50,000
(1) Bank of America Corporation	15,000	25,000
(2) ChevronTexaco Corp.	10,000	20,000
Colgate Palmolive Co.	3,000	15,000
H & R Block, Inc.	3,000	10,000
Lowes Companies	3,000	13,000
Medtronic, Inc.	10,000	10,000
Omnicare	5,000	15,000
Pepsico, Inc.	5,000	25,000
(3) Qualcomm, Inc.	7,500	10,000
Sysco Corp.	10,000	10,000
Tyco International	3,000	15,000
Wells Fargo & Co.	5,000	20,000
Various Issues of Commercial Paper Notes purchased during 3rd Quarter, 2004	36,110M	4,524M

(1)  Received 10,000 shares in a 2-for-1 stock split on August 30, 2004.

(2)  Received 10,000 shares in a 2-for-1 stock split on September 13, 2004.

(3)  Received 2,500 shares in a 2-for-1 stock split on August 16, 2004.

Securities Common Stocks Unless Described Otherwise	Sold or Exchanged $1,000 Par Value (M) or Shares	Held After Transaction $1,000 Par Value (M) or Shares

Cardinal Health, Inc.	15,000	--
First National of Nebraska, Inc.	25	225
Gap, Inc.	5,000	30,000
General Mills, Inc.	10,000	--
Hospira, Inc.	1,500	--
Merck & Co.	10,000	--
United Online, Inc.	30,000	--
Various Issues of Commercial Paper Notes Maturing during 3rd Quarter, 2004	33,803M	--

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Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATIO

Year End Statistics

Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

07-01-63	$ 109,000	10,900	$10.00	$ -	$ -
12-31-63	159,187	15,510	10.13	.07	-
12-31-64	369,149	33,643	10.97	.28	-
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	-
12-31-67	850,119	64,427	13.20	.295	-
12-31-68	1,103,734	74,502	14.81	.315	-
12-31-69	1,085,186	84,807	12.80	.36	-
12-31-70	1,054,162	90,941	11.59	.37	-
12-31-71	1,236,601	93,285	13.26	.37	-
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	-
12-31-75	1,056,439	111,619	9.46	.35	-
12-31-76	1,402,661	124,264	11.29	.38	-
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	-
12-31-02	45,854,541	1,989,769	23.05	.20	-
12-31-03	62,586,435	2,016,560	31.04	.24	-

Current Quarter Compared to Same Quarter in Prior Year
Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

09-30-03	55,560,048	1,985,237	27.99	.060	-
09-30-04	67,620,066	2,200,256	30.73	.070	-

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BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS

SEPTEMBER 30, 2004

(unaudited)
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (86.8%)

Advertising 1.1%
Omnicom Group, Inc.	10,000	$ 654,802	$ 730,600

Airfreight & Logistics 2.4%
Expeditors International Washington	15,000	$ 553,554	$ 775,500
Fedex Corporation	10,000	688,396	856,900
		$ 1,241,950	$ 1,632,400

Auto Parts & Equipment 0.8%
Johnson Controls	10,000	$ 385,750	$ 568,100

Banking and Finance 6.5%
Bank of America Corporation	25,000	$ 1,007,674	$ 1,083,250
Fifth Third Bancorp	10,000	486,523	492,200
First National of Nebraska, Inc.	225	387,969	973,125
State Street Corporation	15,000	62,367	640,650
Wells Fargo & Co.	20,000	812,137	1,192,600
		$ 2,756,670	$ 4,381,825

Beverages Soft Drinks 1.8%
PepsiCo, Inc.	25,000	$ 698,139	$ 1,216,250

Building Residential/Commercial 2.2%
Centex Corporation	10,000	$ 238,696	$ 504,600
D. R. Horton, Inc.	30,000	407,704	993,300
		$ 646,400	$ 1,497,900

Casino Hotels 1.6%
Harrah's Entertainment, Inc.	20,000	$ 656,022	$ 1,059,600

Computers Hardware and Software 2.3%
Cisco Systems, Inc.*	40,000	$ 361,396	$ 724,000
Microsoft Corporation	30,000	266,000	829,500
		$ 627,396	$ 1,553,500

Conglomerates Industrial 0.5%
General Electric	10,000	$ 270,842	$ 335,800

Data Processing and Management 5.7%
Automatic Data Processing	10,000	$ 398,716	$ 413,200
Fair Isaac and Company, Incorporated	18,000	234,627	525,600
First Data Corporation	50,000	1,952,060	2,175,000
Fiserv, Inc.*	20,000	664,527	697,200
		$ 3,249,930	$ 3,811,000

Diversified Operations 2.2%
Berkshire Hathaway Inc., Class B *	350	$ 492,609	$ 1,004,850
Tyco International LTD	15,000	449,686	459,900
		$ 942,295	1,464,750

*Nonincome producing security

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BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS

(Continued)

SEPTEMBER 30, 2004

(unaudited)
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)

Drugs Medicines Cosmetics 4.0%
Abbott Laboratories	15,000	$ 158,465	$ 635,400
Amgen, Inc.*	17,000	581,020	965,770
Johnson & Johnson	20,000	603,498	1,126,600
		$ 1,342,983	$ 2,727,770

E Commerce 1.9%
Ebay, Inc.*	14,000	$ 453,620	$ 1,287,160

Education Higher 0.3%
Apollo Group, Inc.*	3,000	$ 193,740	$ 220,110

Electric Generation 0.7%
AES Corporation*	50,000	$ 273,270	$ 499,500

Electronic Components Conductors 3.2%
Altera Corporation*	20,000	$ 460,228	$ 391,400
Analog Devices, Inc.	15,000	539,290	581,700
Applied Materials, Inc.*	40,000	662,576	659,600
Intel Corporation	25,000	483,548	501,500
		$ 2,145,642	$ 2,134,200

Electronics 1.0%
Flextronics International Ltd.*	50,000	$ 865,950	$ 662,500

Energy Oil & Gas Exploration and Production 1.0%
Anadarko Petroleum Corporation	10,000	$ 526,200	$ 663,600

Finance Diversified 1.9%
Citigroup, Inc.	12,000	$ 581,682	$ 529,440
Morgan Stanley Dean Witter & Co.	15,000	750,012	739,500
		$ 1,331,694	$ 1,268,940

Finance Investment Banks 1.1%
Goldman Sachs Group, Inc.	8,000	$ 694,445	$ 745,920

Finance Real Estate 1.5%
Freddie Mac	15,000	$ 461,417	$ 978,600

Finance Services 10.1%
Capital One Financial Corporation	53,500	$ 1,935,422	$ 3,953,650
H & R Block, Inc.	10,000	487,926	494,200
MBNA Corporation	50,000	1,061,832	1,260,000
Nelnet, Inc., Class A*	30,000	600,289	671,400
Paychex, Inc.	15,000	536,898	452,250
		$ 4,622,367	$ 6,831,500

*Nonincome producing security

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BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

SEPTEMBER 30, 2004

(unaudited)
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)

Food Distributors 0.4%
Sysco Corporation	10,000	$ 307,318	$ 299,200

Foods/Meats Packaged 0.4%
ConAgra Foods, Inc.	10,000	$ 276,407	$ 257,100

Hotels/Resorts/Cruise Lines 0.7%
Carnival Corporation, Class A	10,000	$ 253,072	$ 472,900

Insurance Brokers 1.4%
Marsh & McLennan Cos., Inc.	20,000	$ 974,019	$ 915,200

Insurance Multiline 1.0%
American International Group, Inc.	10,000	$ 566,397	$ 679,900

Insurance Property/Casualty 0.6%
Progressive Corporation	5,000	$ 368,147	$ 423,750

Machinery Construction/Farming 0.9%
Trinity Industries, Inc.	20,000	$ 386,383	$ 623,400

Medical Dental Services 0.6%
Omnicare, Inc.	15,000	$ 590,135	$ 425,400

Medical Drugs 1.1%
Pfizer, Inc.	25,000	$ 787,050	$ 765,000

Medical Instruments 0.8%
Medtronic, Inc.	10,000	$ 494,436	$ 519,000

Medical Products 0.4%
Stryker Corporation	6,000	$ 230,903	$ 288,480

Medical Wholesale Drug Distribution 0.5%
Allergan, Inc.	5,000	$ 408,154	$ 362,750

Metal Aluminum 1.5%
Alcoa, Inc.	30,000	$ 685,675	$ 1,007,700

Personal & Household Products 1.0%
Colgate Palmolive Company	15,000	$ 757,468	$ 677,700

Petroleum Producing 2.9%
BP PLC Sponsored ADR	15,000	$ 368,832	$ 862,950
ChevronTexaco Corporation	20,000	340,535	1,072,800
		$ 709,367	$ 1,935,750

*Nonincome producing security

-----------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

SEPTEMBER 30, 2004

(unaudited)
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)
Publishing 1.2%
Gannett, Inc.	10,000	$ 799,707	$ 837,600

Retail Restaurants 0.9%
Outback Steakhouse, Inc.	15,000	$ 509,594	$ 622,950

Retail Stores Apparel and Clothing 0.8%
Gap, Inc.	30,000	$ 147,698	$ 559,500

Retail Stores Building Materials and Home Improvement 2.8%
The Home Depot, Inc.	30,000	$ 672,737	$ 1,176,000
Lowes Companies	13,000	709,202	706,550
		$ 1,381,939	$ 1,882,550

Retail Stores Consumer Electronics 2.4%
Best Buy Company, Inc.	30,000	$ 687,851	$ 1,627,200

Retail Stores Department 1.3%
Target Corporation	20,000	$ 316,811	$ 905,000

Steel 0.7%
Nucor Corporation	5,000	$ 242,803	$ 456,850

Telecommunications 3.8%
Level 3 Communications *	157,000	$ 1,119,225	$ 406,630
Qualcomm, Inc.	10,000	363,732	390,400
Vodafone Group PLC	30,000	772,993	723,300
West Corporation *	35,000	687,401	1,019,550
		$ 2,943,351	$ 2,539,880

Telecommunications Equipment 0.6%
Nokia Corporation Sponsored ADR	30,000	$ 328,513	$ 411,600

Television Cable 0.8%
Comcast Corporation Special Class A *	20,000	$ 601,925	$ 558,400

Tobacco 3.5%
Altria Group, Inc.	50,000	$ 2,147,714	$ 2,352,000

TOTAL COMMON STOCKS (Cost $42,944,361)		$42,944,361	$58,678,285

PREFERRED STOCKS (1.2%)

Banking and Finance 0.4%
Harris Preferred Capital Corp., 7.375%, Series A	10,000	$ 250,000	$ 252,300

*Nonincome producing security

------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

SEPTEMBER 30, 2004

(unaudited)
Title of Security	Number of Shares	Cost	Fair Value
PREFERRED STOCKS (Continued)

Financial REITS 0.8%
Equity Office Properties Trust, 7.75% Series G	10,000	$ 272,179	$ 267,300
Public Storage, 8.00% Series R	10,000	270,038	264,100
		$ 542,217	$ 531,400

TOTAL PREFERRED STOCKS (Cost $792,217)		$ 792,217	$ 783,700

TOTAL PREFERRED AND COMMON STOCKS		$43,736,578	$59,461,985

DEBT SECURITIES (12.5%)

Electronic Components Conductors 0.4%
Applied Materials, Inc. 7.125% Senior Notes due October 15, 2017	$250,000	$ 256,149	$ 289,490

Energy Alternate Sources 0.3%
CalEnergy Co., Inc., 7.630% Notes due October 15, 2007	$200,000	$ 200,000	$ 221,792

Finance Services 7.5%
General Electric Credit Corp. Commercial Paper Note 1.500% due October 1, 2004**	$1,885,000	$ 1,884,764	$ 1,884,764
Prudential Funding Corp. Commercial Paper Note 1.530% due October 1, 2004**	$2,640,000	2,639,215	2,639,215
Duke Capital Corporation 8% Senior Notes due October 1, 2019	$ 250,000	275,868	298,143
MBNA Corporation 7.50% Senior Notes due March 15, 2012	$ 250,000	266,766	287,267
		$ 5,066,613	$ 5,109,389

Food Packaged 0.4%
Kraft Foods, Inc. 6.250% Notes due June 1, 2012	$ 250,000	$ 262,716	$ 273,051

Hotels and Motels 0.4%
Marriott International 7.875% Notes Series C due September 15, 2009	$ 250,000	$ 250,062	$ 289,092

Medical Wholesale Drug Distribution 0.4%
Cardinal Health, Inc. 6.75% Notes due February 15, 2011	$ 250,000	$ 259,798	$ 269,667

*Nonincome producing security

------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

SEPTEMBER 30, 2004

(unaudited)
Title of Security	Principal Amount	Cost	Fair Value
DEBT SECURITIES (Continued)

Retail Stores Department 0.6%
Dillard Department Stores, Inc., 7.850% Debentures, due October 1, 2012	$ 150,000	$ 151,297	$ 159,897
Penney (J.C.) Co., Inc. 7.40% Notes due April 1, 2037	$ 250,000	263,447	266,758
		$ 414,744	$ 426,655

Services Data Processing 0.4%
Electronic Data Systems 7.125% Notes due October 15, 2009	$ 250,000	$ 262,031	$ 267,952

Telecommunications 0.8%
Level 3 Communications, Inc., 9.125% Senior Notes due May 1, 2008	$ 700,000	$ 544,861	$ 521,500

Tobacco 0.4%
R.J. Reynolds Holding 7.250% Notes due June 1, 2012	$ 250,000	$ 260,152	$ 243,125

U.S. Government 0.9%
U.S. Treasury, 9.375% Bonds, due February 15, 2006	$ 200,000	$ 252,006	$ 219,000

U.S. Treasury, 7.500% Bonds, due November 15, 2016	$ 300,000	308,232	385,688
		$ 560,238	$ 604,688

TOTAL DEBT SECURITIES (Cost $8,337,364)		$ 8,337,364	$ 8,516,401

TOTAL INVESTMENTS IN SECURITIES (100.5%)		$52,073,942	$67,978,386

CASH AND RECEIVABLES LESS TOTAL LIABILITIES (-0.5%)			(358,320)

NET ASSETS, September 30, 2004 (100.0%)			$67,620,066

** Commercial Paper is purchased at a discount and redeemed at par.

The accompanying notes to financial statements
are an integral part of this schedule.

----------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2004
(Unaudited)

ASSETS
Investments, at fair value
Common and preferred stocks (cost $43,736,578)	$59,461,985
Debt securities (cost $8,337,364)	8,516,401
Total investments	$67,978,386

Cash	138,010
Receivables
Dividends and interest	164,915
Subscriptions to capital stock	247,468
Securities Sold	1,066,980

TOTAL ASSETS	$69,595,759

LIABILITIES
Purchase of Securities	$ 1,847,166
Investment advisor, management and
service fees payable	81,942
Accrued operating expenses	46,585
TOTAL LIABILITIES	$ 1,975,693

NET ASSETS
Capital stock, $1 par value - Authorized 6,000,000 shares, 2,200,256 shares outstanding	$ 2,200,256

Paid-in surplus -	53,081,400
Net capital	$55,281,656

Net unrealized appreciation on investments	15,904,445
Accumulated undistributed net realized loss	(3,728,306)
Accumulated undistributed net investment income	162,271
TOTAL NET ASSETS	$67,620,066
===========

NET ASSET VALUE PER SHARE	$30.73
======

OFFERING PRICE PER SHARE	$30.73
======

REDEMPTION PRICE PER SHARE	$30.73
======

The accompanying notes are an integral
part of these financial statements.

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
(Unaudited)

INVESTMENT INCOME
Interest	$ 249,728
Dividends (Net of foreign withholding taxes
of $2,825)	588,205

Total Investment Income		$ 837,933

EXPENSES
Management fees	246,695
Custodian fees	32,919
Insurance and other administrative fees	24,278
Bookkeeping services	17,575
Printing and supplies	18,571
Professional services	32,275
Dividend disbursing and transfer
agent fees	24,254
Computer programming	6,750
Taxes and licenses	1,099
Independent directors expense and fees	14,784

Total Expenses		$ 419,200
NET INVESTMENT INCOME		$ 418,733

NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS

Net realized loss on transactions in
investments	$(1,783,073)

Net increase in unrealized appreciation
of investments	967,950

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS		$ (815,123)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$ (396,390)
		===========

The accompanying notes are an integral
part of these financial statements.

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003
(Unaudited)
	2004	2003
INCREASE IN NET ASSETS
Operations -
Net investment income	$ 418,733	$ 353,875
Net realized loss on
transactions in investments	(1,783,073)	(1,101,434)
Net increase/(decrease) in unrealized
appreciation of investments	967,950	10,965,779
Net decrease in net assets
resulting from operations	$ (396,390)	$ 10,218,220

Net equalization debits/credits	6,826	(1,053)

Distributions to shareholders from -
Net investment income	(263,186)	(228,173)
Net realized gain from investments	--	--
Return of capital	--	--
Net capital share transactions	5,686,381	(283,487)

Total increase/(decrease) in net assets	$ 5,033,631	$ 9,705,507

NET ASSETS:
Beginning of year	$ 62,586,435	$ 45,854,541

End of nine months	$ 67,620,066 ============	$ 55,560,048 ============

The accompanying notes are an integral
part of these financial statements.

 ----------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2004

(Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company
    Act of 1940 as a diversified, open-end management investment company.  The primary investment objective of the Fund is long-term capital appreciation.  In pursuit of that objective, the Fund invests primarily in common stocks.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America.

    A.  Investments

              Security transactions are recorded on trade date.  Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis.

              Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at fair value based on quoted market prices.  Quoted market prices represent the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange.  If no sales were reported on that day, quoted market price represents the closing bid price.  The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is approximately the same as the basis used for Federal income tax purposes.  The difference between cost and fair value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.

	2004	2003	Net Change
Net unrealized appreciation (depreciation):

Aggregate gross unrealized appreciation on securities	$ 17,617,978	$ 12,738,692

Aggregate gross unrealized depreciation on securities	(1,713,533)	(4,402,241)

Net	$ 15,904,445	$ 8,336,451	$ 7,567,994
	===========	===========	===========

            The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

B. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

----------------------------------------------------------------------

C. Distributions to Shareholders

The Fund accrues income dividends to shareholders on a quarterly basis as of ex-dividend date. Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

D. Equalization

The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

E. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2) INVESTMENT ADVISORY CONTRACT

Under an Investment Advisory Contract, Bridges Investment Management, Inc. (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund. In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract. There were no amounts reimbursed during the year ended December 31, 2003.

(3) DIVIDEND DISBURSING AND TRANSFER AGENT

Dividend disbursing and transfer agent services are provided by Bridges Investor Services, Inc. (Transfer Agent). The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services. Certain officers and directors of the Fund are also officers and directors of the Transfer Agent.

---------------------------------------------------------------------------------

(4)  SECURITY TRANSACTIONS

       The cost of long-term investment purchases during the nine months ended
     September 30, was:

	2004	2003

Other Securities	$ 9,590,123	$ 8,526,556
	===========	===========

       Net proceeds from sales of long-term investments during the nine months ended September 30, were:

	2004	2003

United States government obligations	$ 202,875	$ 653,485
Other Securities	6,702,092	9,253,920
Total Net Proceeds	$ 6,904,967	$ 9,907,405
	===========	===========

Total Cost Basis of Securities Sold	$ 8,688,040	$11,008,854
	===========	===========

(5)  NET ASSET VALUE

       The net asset value per share represents the effective price for all subscriptions and redemptions.

(6)  CAPITAL STOCK

       Shares of capital stock issued and redeemed are as follows:

	2004	2003

Shares sold	229,395	121,156
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	10,440	11,201
	239,835	132,357
Shares redeemed	56,138	136,889
Net increase	183,697	(4,532)
	=======	=======

      Value of capital stock issued and redeemed is as follows:

	2004	2003

Shares sold	$ 7,101,160	$ 3,067,288
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	323,604	278,944
	$ 7,424,764	$ 3,346,232

Shares redeemed	1,738,383	3,629,719
Net increase	$ 5,686,381	$ (283,487)
	===========	============

---------------------------------------------------------------------------------------

(7) DISTRIBUTIONS TO SHAREHOLDERS

     On October 12, 2004, a cash distribution was declared from net investment income accrued through September 30, 2004.  This distribution was calculated as $.0575 per share.  The dividend will be paid on October 25, 2004, to shareholders of record on October 12, 2004.

(8) FEDERAL INCOME TAX INFORMATION

Distributions paid during the years ended December 31, 2003 and 2002, totaled $477,290 and $409,023 and were characterized as ordinary income for tax purposes.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2003 (date of the latest tax return filed), the components of the tax basis cost of investments and net unrealized appreciation were as follows:

Federal tax cost of investments	$ 47,614,095

Unrealized appreciation	$ 17,568,249
Unrealized depreciation	$(2,631,754)
Net unrealized appreciation	$ 14,936,495

As of December 31, 2003 (date of the latest tax return filed), the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$ 14,936,495
Undistributed ordinary income	$ 6,274
Accumulated capital losses	$(1,928,636)

The difference between accumulated net realized capital losses and accumulated capital losses for tax purposes is attributable to the deferral of capital losses occurring subsequent to October 31, 2003, of $16,598 for tax purposes. For tax purposes, such losses will be realized in the year ending December 31, 2004. The accumulated capital losses of $1,928,636 represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows: $1,600 in 2008, $353,438 in 2009, and $1,573,598 in 2010.